UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 15, 2006

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street
San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

Item 1.01.   Entry into a Material Definitive Agreement.

On February 15, 2006, Sanmina-SCI Corporation (the “Company”) entered into an Indenture among the Company, the Guarantors (as defined in Item 2.03 below) and U.S. Bank National Association as trustee (the “Indenture”), relating to the issuance by the Company of $600 million aggregate principal amount of its 8.125% Senior Subordinated Notes due 2016 (the “Notes”).  For a description of the material terms of the Indenture and the Notes, see the information in Item 2.03 below, which is incorporated herein by reference.  A copy of the Indenture, which includes the form of the Notes, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  Also attached hereto as Exhibits 99.1 through 99.5 are copies of the legal opinions pursuant to Exhibit 5 of the Company’s automatic shelf Registration Statement on Form S-3 (File No. 333-131360), filed with the Securities and Exchange Commission on January 30, 2006.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

On February 15, 2006, the Company issued $600 million aggregate principal amount of the Notes under the Indenture.  Interest is payable on the Notes on March 1 and September 1 of each year, beginning on September 1, 2006.  The maturity date of the Notes is March 1, 2016.

The Notes will be unsecured, senior subordinated obligations of the Company and will be subordinated in right of payment to all of the Company’s existing and future senior debt.  The Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior subordinated unsecured basis by substantially all of the Company’s domestic restricted subsidiaries (the “Guarantors”) for so long as those subsidiaries guarantee any of the Company’s other debt (other than the 6¾% Senior Subordinated Notes due March 1, 2013 of the Company, unregistered senior debt and debt under the Company’s senior secured credit facility).  In the event that all of the Company’s 10.375% Senior Notes due January 15, 2010 (the “2010 Notes ”) have been repurchased or redeemed, the guarantees by the Guarantors under the Notes shall be released (other than the guarantee by Sanmina-SCI USA, Inc.).  Immediately following the release of any guarantee by a Guarantor under the Notes, the guarantee by such guarantor under the 6 3/4% Senior Subordinated Notes due March 1, 2013 shall be released as well.

The Company may redeem the Notes, in whole or in part, at any time prior to March 1, 2011, at a redemption price that is equal to the sum of (1) the amount of the Notes to be redeemed, (2) accrued and unpaid interest on those Notes and (3) a make-whole premium calculated in the manner specified in the Indenture.  The Company may redeem the Notes, in whole or in part, beginning on March 1, 2011, at redemption prices ranging from 100% to 104.063% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the redemption date, with the actual redemption price to be determined based on the date of redemption.  At any time prior to March 1, 2009, the Company may redeem up to 35% of the Notes with the proceeds of certain equity offerings at a redemption price equal to 108.125% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the redemption date.

Following a change of control, as defined in the Indenture, the Company will be required to make an offer to repurchase all or any portion of the Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest to, but excluding, the date of repurchase.

The Indenture includes covenants that limit the ability of the Company and its restricted subsidiaries to, among other things: incur additional debt, make investments and other restricted payments, pay dividends on capital stock, or redeem or repurchase capital stock or subordinated obligations; create specified liens; sell assets; create or permit restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make other distributions to us; engage in transactions with affiliates; incur layered debt; and consolidate or merge with or into other companies or sell all or substantially all of the Company’s assets.  The restricted covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture provides for customary events of default, including payment defaults, breaches of covenants, certain payment defaults at final maturity or acceleration of other indebtedness, failure to pay certain judgments, certain events of bankruptcy, insolvency and reorganization and certain instances in which a guarantee ceases to be in full force and effect. If any event of default occurs and is continuing, subject to certain exceptions, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately, together with any accrued and unpaid interest, if any, to the acceleration date. In the case of an event of default resulting from certain events of bankruptcy, insolvency or reorganization, such amounts with respect to the Notes will be due and payable immediately without any declaration or other act on the part of the trustee or the holders of the Notes.

U.S. Bank National Association, the trustee under the Indenture, is also the trustee for the Company under the indentures governing other series of the Company’s outstanding debt securities, including the 2010 Notes.

Item 8.01. Other Events.

On February 15, 2006, the Company closed its public offering of $600 million of Notes. A copy of the Indenture, which includes the form of the Notes, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  Also attached hereto as Exhibits 99.1 through 99.5 are copies of the legal opinions pursuant to Exhibit 5 of the Company’s automatic shelf Registration Statement on Form S-3 (File No. 333-131360), filed with the Securities and Exchange Commission on January 30, 2006.

On February 14, 2006, the Company announced that approximately $721.5 million in aggregate principal amount of the 2010 Notes had been submitted for tender (the “Tendered 2010 Notes”) pursuant to the Company’s previously announced Offer to Purchase and Consent Solicitation Statement dated January 31, 2006 (the “Offer to Purchase”), which represented approximately 96.2% of the outstanding 2010 Notes. On February 15, 2006 the Company used all of the net proceeds from the issuance of the Notes, together with its existing cash balances, to repurchase the Tendered 2010 Notes. On February 16, 2006, the Company issued a notice to redeem on March 20, 2006, (the “Redemption Date”) all outstanding Notes, including any Notes not tendered in the tender offer.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of February 15, 2006, among Sanmina-SCI Corporation, certain subsidiaries of Sanmina-SCI Corporation as guarantors thereunder and U.S. Bank National Association as trustee.
Exhibit 99.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the validity of the Notes.
Exhibit 99.2	Opinion of Christian & Small LLP.
Exhibit 99.3	Opinion of Holland & Hart LLP.
Exhibit 99.4	Opinion of Deutsch Williams Brooks DeRensis & Holland, P.C.
Exhibit 99.5	Opinion of Rayburn Cooper & Durham, P.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:

/s/ David L. White
David L. White
Executive Vice President and
Chief Financial Officer

Date: February 16, 2006

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of February 15, 2006, among Sanmina-SCI Corporation, certain subsidiaries of Sanmina-SCI Corporation as guarantors thereunder and U.S. Bank National Association as trustee.
Exhibit 99.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the validity of the Notes.
Exhibit 99.2	Opinion of Christian & Small LLP.
Exhibit 99.3	Opinion of Holland & Hart LLP.
Exhibit 99.4	Opinion of Deutsch Williams Brooks DeRensis & Holland, P.C.
Exhibit 99.5	Opinion of Rayburn Cooper & Durham, P.A.